EXHIBIT 10.1


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                             NATIONAL LAMPOON, INC.

                  SERIES C PREFERRED STOCK AND WARRANT PURCHASE
                                   AGREEMENT

                      (Dated as of ____________ ____, 2004)

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

                                TABLE OF CONTENTS

ARTICLE 1. AUTHORIZATION AND SALE..............................................1

   Section 1.1 Authorization of the Series C Preferred and the Warrants........1
   Section 1.2 Purchase and Sale of the Series C Preferred.....................1
   Section 1.3 Warrants........................................................1

ARTICLE 2. CLOSING DELIVERIES AND ACTIONS......................................2

   Section 2.1 Company Deliveries..............................................2
   Section 2.2 Purchase Price Payment..........................................2
   Section 2.3 Concurrent Actions..............................................2

ARTICLE 3. COVENANTS...........................................................3

   Section 3.1 Current Public Information......................................3
   Section 3.2 Compliance with Agreements......................................3
   Section 3.3 Reservation of Common Stock.....................................3
   Section 3.4 Quotation on the OTC Bulletin Board.............................3

ARTICLE 4. TRANSFER OF RESTRICTED SECURITIES...................................3

   Section 4.1 Opinion Delivery................................................3
   Section 4.2 Legend Removal..................................................4

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................4

   Section 5.1 Organization....................................................4
   Section 5.2 Corporate Power; Authority......................................4
   Section 5.3 Series C Preferred..............................................5
   Section 5.4 Financial Information...........................................5
   Section 5.5 Absence of Certain Changes or Events............................5
   Section 5.6 Compliance......................................................5
   Section 5.7 No Litigation...................................................5
   Section 5.8 No Consents.....................................................5
   Section 5.9 Non-Contravention...............................................5
   Section 5.10 Capitalization.................................................6
   Section 5.11 Registration Rights Previously Granted.........................6
   Section 5.12 Intellectual Property..........................................6
   Section 5.13 Disclosure.....................................................7

ARTICLE 6. REPRESENTATIONS AND WARRANTIES OF PURCHASER.........................7

   Section 6.1 Legend..........................................................7
   Section 6.2 Authority Relative to Agreement.................................7
   Section 6.3 Accredited Investor Status......................................7
   Section 6.4 Projections.....................................................8
   Section 6.5 Securities......................................................8
   Section 6.6 Restrictive Legends.............................................8

ARTICLE 7. MISCELLANEOUS.......................................................9

   Section 7.1 Consent to Amendments...........................................9
   Section 7.2 Survival of Representations and Warranties......................9
   Section 7.3 Successors and Assigns..........................................9
   Section 7.4 Severability....................................................9
   Section 7.5 Counterparts....................................................9
   Section 7.6 Descriptive Headings; Interpretation............................9
   Section 7.7 Governing Law..................................................10
   Section 7.8 Notices........................................................10
   Section 7.9 Understanding Among the Purchasers.............................10
   Section 7.10 No Strict Construction........................................10
   Section 7.11 Consent to Series B Changes...................................11
   Section 7.12 Integration...................................................11

ARTICLE 8. DEFINITIONS........................................................11

List of Schedules

List of Exhibits

                             NATIONAL LAMPOON, INC.

                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

      THIS PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT is made as of ___________ ___, 2004, between NATIONAL LAMPOON, INC., a Delaware corporation (the "COMPANY"), and ______________________________________ (the "PURCHASER").
Except as otherwise indicated herein, capitalized terms used herein are defined in ARTICLE 8.

                                   AGREEMENTS

      In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1. AUTHORIZATION AND SALE

      SECTION 1.1 AUTHORIZATION OF THE SERIES C PREFERRED AND THE WARRANTS. The Company has authorized the issuance and sale to the Purchasers, and other purchasers, an aggregate of Two Hundred Fifty Thousand (250,000) shares of its Series C Convertible Preferred Stock, par value $0.0001 per share (the "SERIES C PREFERRED"), having the rights and preferences set forth in EXHIBIT A attached hereto, and the Warrants referred to in SECTION 1.3 hereof. Each Series C Preferred is convertible into ten shares of the Company's Common Stock, par value $0.0001 per share (the "COMMON STOCK").

      SECTION 1.2 PURCHASE AND SALE OF THE SERIES C PREFERRED. Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and agreements contained herein, the Company does hereby sell to Purchaser and Purchaser does hereby purchase from the Company, ________ shares of Series C Preferred and a Warrant (as defined in SECTION 1.3 below) to purchase _____ shares of Common Stock at a price per share of Series C Preferred in the amount of $40.00 per share or the average share price of Company's common stock in the public market during the 30 day period prior to this purchase multiplied by ten, whichever is lower, but in no case shall the price per Series C Preferred share be less than $35.50 (the "PURCHASE PRICE").

      SECTION 1.3 WARRANTS. Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and agreements contained herein, the Company is issuing to each Purchaser of Series C Preferred a warrant substantially in the form of EXHIBIT B hereto (the "WARRANT") for no additional consideration. The holder of the Warrant will have the right to acquire five shares of Common Stock for each share of Series C Preferred purchased pursuant hereto. The initial exercise price for each share of Common Stock under the Warrant will be $4.00 per share or the average share price or Company's common stock in the public market during the 30 day period prior to this purchase, whichever is lower, but in no case shall the price per share be less than $3.55. The Warrant will be exercisable at any time after the Closing and will expire (unless previously exercised) on the fourth anniversary of the Closing. No warrant shall be issued for less than whole shares.

ARTICLE 2. CLOSING DELIVERIES AND ACTIONS

      SECTION 2.1 COMPANY DELIVERIES. The Series C Preferred offering may consist of one or more closings and each closing may occur at the time the purchaser(s) agrees to purchase such Series C Preferred, and the offering shall have no minimum enrollment. At the Closing (which is occurring on the date of this Agreement) the Company has delivered to the Purchasers the following:

            (a) a certificate to Purchaser evidencing the number of shares of Series C Preferred being purchased by such Purchaser hereunder;

            (b) a Warrant to Purchaser as described in Section 1.3;

            (c) certified copies of the resolutions duly adopted by the Company's board of directors authorizing (i) the execution, delivery and performance of this Agreement, the Series C Registration Agreement, and each of the other agreements to be entered into by the Company as contemplated hereby, (ii) the designation of the Series C Preferred as a class of the Company's preferred stock with the rights, privileges and preferences set froth in such resolutions and the filing with the Secretary of State of Delaware of a Certificate of Designations establishing the terms and the relative rights and preferences of the Series C Preferred in the form set forth in EXHIBIT A hereto (the "CERTIFICATE OF DESIGNATIONS"), (iii) the issuance and sale of the Series C Preferred pursuant hereto, (iv) the issuance of the Warrants, (v) the reservation for issuance upon conversion of the Series C Preferred or exercise of the Warrants of an aggregate of Three Million Seven Hundred Fifty Thousand (3,750,000) shares of Common Stock and (vi) the consummation of all other transactions and the taking of all other actions contemplated by this Agreement;

            (d) copies of the Company's Certificate of Incorporation certified by the Delaware Secretary of State, including as an amendment thereto the Certificate of Designations, and the Company's bylaws, each as in effect at the Closing; and

            (e) an opinion of the Company's counsel relating to the issuance of the Series C Preferred to the Purchasers, dated the date hereof and in mutually agreeable form.

      SECTION 2.2 PURCHASE PRICE PAYMENT. At the Closing Purchaser shall pay to the Company, by wire transfer of immediately available funds to the Company's account pursuant to wiring instructions provided by the Company, the Purchase Price for each share of Series C Preferred being purchased by such Purchaser pursuant hereto. In the cases of Timothy Durham and Daniel Laikin, purchasers of Series C Preferred, the Purchase Price for their respective shares of Series C Preferred shall be paid by the cancellation of principal and accrued interest owed to them by the Company in the respective amounts set forth on the Schedule of Loans attached hereto with respect to each of them.

      SECTION  2.3  CONCURRENT  ACTIONS.   Concurrently  with  the  Closing  the
following actions are being taken:

            (a) the Company and the Purchasers are entering into a registration rights agreement in the form attached hereto as Exhibit C (the "SERIES C REGISTRATION AGREEMENT");

            (b) the Purchasers are entering into a voting agreement in the form of Exhibit D attached hereto, which voting agreement will be respected by the Company (the "SERIES C VOTING AGREEMENT");

            (c) various holders of the Company's Series B Convertible Preferred Stock (the "SERIES B PREFERRED"), who are all parties to that certain Voting Agreement among them dated May 17, 2002 (the "SERIES B VOTING AGREEMENT"), and including James P. Jimirro not only in his capacity as a holder of Series B Preferred but also in his individual capacity apart therefrom, in order to approve certain anticipated changes in the terms of the Series B Preferred and warrants issued to the holders of the Series B Preferred and in order to consent to the issuance and sale of the Series C Preferred, have executed and at, or prior to, the Closing are delivering to the Purchasers copies of a Second Amendment to Voting Agreement and Consents of Series B Holders and Others in the form of Exhibit E hereto (the "SECOND AMENDMENT");

            (d) the holders of Series B Preferred who are not parties to the Series B Voting Agreement have executed and at the Closing are delivering to the Purchasers a copy of their written consent to the issuance and sale of the Series C Preferred and to certain other matters, all in the form of Exhibit F attached hereto (the "SERIES B CONSENT").

ARTICLE 3. COVENANTS

      SECTION 3.1 CURRENT PUBLIC INFORMATION. From the date of this Agreement until all applicable holding periods under Rule 144 of the Act have expired, the Company shall maintain current public information as required under Rule 144(c) of the Securities Act.

      SECTION 3.2 COMPLIANCE WITH AGREEMENTS. The Company shall perform and observe (i) all of its obligations to each holder of the Series C Preferred and the Warrants and all of its obligations to each holder of the Underlying Common Stock set forth in the Certificate of Incorporation, the Certificate of Designation and the Company's bylaws, and (ii) all of its obligations to each holder of Registrable Securities set forth in the Series C Registration Agreement.

      SECTION 3.3 RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Series C Preferred and the exercise of the Warrants, such number of shares of Common Stock issuable upon the conversion of all outstanding Series C Preferred and the exercise of all outstanding Warrants. All shares of Common Stock, which are so issuable, shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges.

      SECTION 3.4 QUOTATION ON THE OTC BULLETIN BOARD. The Company will use its best efforts to keep its Common Stock quoted on the OTC Bulletin Board or better.

ARTICLE 4. TRANSFER OF RESTRICTED SECURITIES

      SECTION 4.1 OPINION DELIVERY. In connection with the transfer of any Restricted Securities, including the Series C Preferred, Warrants and Common Stock subject to this Agreement, the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of such counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in SECTION 6.1. If the Company is required to deliver new certificates for such Restricted Securities bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this SECTION and SECTION 6.1.

      SECTION 4.2 LEGEND REMOVAL. If any Restricted Securities become eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in SECTION 6.1 from the certificates for such Restricted Securities.

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      As a material inducement to each Purchaser to enter into this Agreement and purchase the Series C Preferred and the Warrants hereunder, the Company hereby represents and warrants as follows:

      SECTION 5.1 ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company.

      SECTION 5.2 CORPORATE POWER; AUTHORITY. The Company has all requisite corporate power and authority to enter into this Agreement and the Related Agreements, to issue and sell the Series C Preferred and the Warrants, to issue the Common Stock initially issuable upon conversion of the Series C Preferred and upon exercise of the Warrants, and to carry out and perform its obligation sunder the terms of this Agreement and the Related Agreements. All corporate action on the part of the Company, its directors and stockholders necessary for the due authorization, execution, delivery and performance by the Company of this Agreement and the Related Agreements, the approval, adoption and filing with the Secretary of State of the State of Delaware of the Certificate of Designations and the consummation of the transactions contemplated herein and therein, and the due authorization, issuance and delivery of the Warrants and the Series C Preferred and the shares of Common Stock initially issuable upon conversion of the Series C Preferred and exercise of the Warrants, has been taken. This Agreement and the Series C Registration Agreement are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

      SECTION 5.3 SERIES C PREFERRED. Upon issuance, sale and delivery as contemplated hereunder and payment of the applicable Purchase Price, the shares of Series C Preferred and Warrants sold to the Purchasers hereunder will be duly authorized, validly issued, fully paid and non-assessable, free of all preemptive and similar rights and other restrictions on transfer, other than those arising under applicable state and federal securities laws.

      SECTION 5.4 FINANCIAL INFORMATION. The audited consolidated financial statements of the Company and its Subsidiaries (including the notes to such financial statements) included in the Company's Annual Report on Form 10-K for the year ended July 31, 2003 (the "FORM 10-K") filed pursuant to the Securities and Exchange Act (the "ACT") present fairly the financial condition and operating results of the Company and its Subsidiaries at the dates and for the periods to which they relate (subject, in the case of the unaudited interim financial statements, to normal year-end audit adjustments and any other adjustments described therein) and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently followed throughout the periods involved (except as may be indicated therein or in the notes thereto).

      SECTION 5.5 ABSENCE OF CERTAIN  CHANGES OR EVENTS.  Except as set forth on
Schedule 5.5, there have been no material adverse changes in the capitalization, assets, liabilities or income of the Company since the issuance of the Form 10-K. No reports filed within the last twelve (12) months under the Act contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      SECTION 5.6 COMPLIANCE. The Company is in material compliance with all applicable laws, regulations, judgments, decrees and orders material to the conduct of its business including, without limitation, state and federal securities laws and the portions of the Sarbanes-Oxley Act applicable to the Company.

      SECTION 5.7 NO LITIGATION. There is no pending, or, to the knowledge of the Company, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Agreement or the Related Agreements, or which involves the Company and which if adversely determined could reasonably be expected to have a material adverse effect on the Company's ability to perform hereunder or thereunder.

      SECTION 5.8 NO CONSENTS. Except for filings that may be required under federal or state securities laws, no consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance under this Agreement or the Related Agreements or the taking of any action contemplated hereunder or thereunder.

      SECTION 5.9 NON-CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not: (i) violate any provision of the Company's Certificate of Incorporation or Bylaws, each as currently in effect, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any material contract or other agreement to which the Company is a party or by or to which the Company or any of the Company's assets or properties may be bound or subject, other than the 2002 Employment Agreement between the Company and James
P. Jimirro dated May 17, 2002, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Company, or the assets or properties of the Company, are bound, or
(iv) violate any federal, California or Delaware statute, law or regulation applicable to the Company.

      SECTION 5.10 CAPITALIZATION. The Company's authorized capital stock consists of (a) fifteen million (15,000,000) shares of Common Stock, par value $0.0001 per share, of which one million five hundred thirty three thousand four hundred eighteen (1,533,418) shares are issued and outstanding, (b) two million (2,000,000) shares of preferred stock, of which sixty eight thousand four hundred six (68,406) shares of Series B Preferred are authorized and sixty three thousand six hundred seven (63,607) shares thereof are issued and outstanding, and of which two hundred fifty thousand (250,000) shares of Series C Preferred are authorized and up to such number of shares are to be issued pursuant to this Agreement. A number of shares of Common Stock equal to the number of issued Series B Preferred Shares at the conversion rate of 28.169, or 1,791,746 shares, and another 1,791,746 common shares reserved for the exercise of the warrant attached to the Series B Preferred units have been reserved for issuance upon conversion of the Series B Preferred and three million seven hundred fifty thousand (2,750,000) shares of Common Stock have been reserved for issuance upon conversion of the Series C Preferred and upon exercise of the Warrants. All of the aforesaid issued and outstanding shares are (and will be in the case of the Series C Preferred) duly authorized and validly issued, fully paid and nonassessable, and have been offered, issued, sold and delivered (and in the case of the Series C Preferred are being offered, issued, sold and delivered) by the Company in compliance with all applicable federal and state securities laws. Except as disclosed on Schedule 5.10, there are no outstanding (i) preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company or any Subsidiary for the purchase or acquisition of any shares of its capital stock, except with respect to the Series C Preferred and Warrants in accordance with the provisions of this Agreement, (ii) phantom equity, equity appreciation or similar rights which permit the holder thereof to participate in the residual equity value of, or appreciation in the equity value of the Company, or (iii) any securities, instruments or rights which are, directly or indirectly, convertible into or exercisable or exchangeable for any of the securities, instruments or rights described in clauses (i) or (ii) above.

      SECTION 5.11 REGISTRATION RIGHTS PREVIOUSLY GRANTED. In addition to entering into the Series C Registration Agreement with the Purchasers, the Company has previously granted registration rights with respect to certain of its securities as described on Schedule 5.11. The information on Schedule 5.11 is a summary of the rights granted under the agreements mentioned therein and no representation is made that such summary is complete in all respects with respect to the terms and conditions of the registration rights granted by the Company. The information on Schedule 5.11 accurately describes what the Company believes to be the material terms of the registration rights agreements referred to therein.

      SECTION 5.12 INTELLECTUAL PROPERTY. Schedule 5.12 sets forth a complete list of all material intellectual property and proprietary rights owned or used by the Company, including, without limitation, all franchises, permits, licenses, software, trademarks, service marks, domain names, trade rights, trade dress, patents, patent applications and copyrights, but excluding any off-the-shelf software (together with all inventions, know-how and other confidential information, "INTELLECTUAL PROPERTY"). Except as otherwise disclosed on Schedule 5.12, the Company is the exclusive owner of all right, title and interest in and/or has the valid and legal right to use all Intellectual Property necessary or desirable to conduct its business as now being conducted and as planned to be conducted without conflict with or infringement upon any valid rights of others except for infringements or conflicts which could not have a material adverse effect on the Company. The Company has not received any notice that the conduct of the business infringes upon or conflicts with the asserted rights of others and has no knowledge that any person is infringing upon or in conflict with its asserted rights.

      SECTION 5.13 DISCLOSURE.  The representations  made by the Company in this
Article 5 of this Agreement and the Schedules relating thereto, taken as a whole, do not contain any untrue statement of a material fact and do not omit to state a material fact necessary in order to make the statements contained therein or herein not misleading.

ARTICLE 6. REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Each Purchaser hereby severally represents and warrants to the Company that:

      SECTION 6.1 LEGEND. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). BY THE ACCEPTANCE HEREOF, THE HOLDER AGREES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

      SECTION 6.2 AUTHORITY RELATIVE TO AGREEMENT. Purchaser has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. If applicable, the undersigned signatory on behalf of Purchaser has all necessary authorization and authority to execute this Agreement on behalf of such Purchaser. The execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally.

      SECTION 6.3 ACCREDITED INVESTOR STATUS. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Purchaser is acquiring the Series C Preferred and the Warrants (collectively, the "SECURITIES") for Purchaser's own account, for investment purposes only and without a view toward the further distribution of the Securities. Purchaser: (i) is able to bear the loss of the entire principal amount of Purchaser's investment in the Securities without any material adverse effect on Purchaser's business, operations or prospects, (ii) has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of making Purchaser's investment in the Securities, (iii) realizes that Purchaser's investment in the Securities is subject to significant risks, including those identified in the reports filed by the Company under the Securities Exchange Act, if any, and/or provided directly to Purchaser, and (iv) understands that the documents, including the reports filed by the Company under the Securities Exchange Act, if any, and/or provided to Purchaser in connection with the transactions contemplated hereby may contain forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those stated.

      SECTION 6.4 PROJECTIONS. Purchaser acknowledges that (a) the forecasted financial statements included in the materials provided to the Purchasers were prepared internally by management of the Company without the assistance of an outside accounting firm, (b) while the forecasts represent management's best estimate of the potential future financial results of the Company, forecasts, by their nature, are highly speculative, and there can be no assurance that the forecasts will be, in any respect, reliable or accurate predictors of the future financial results of the Company, (c) although the Company utilized its best efforts to identify the most appropriate assumptions for its business model and proposed future operations, there may be other important assumptions and factors that were not considered, and (d) the timing of any entertainment project is subject to change and may change due to factors outside the Company.

      SECTION 6.5 SECURITIES. Purchaser understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being or will be acquired from Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act and applicable state law only in certain limited circumstances. In this regard, Purchaser represents that Purchaser is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Purchaser represents that Purchaser is acquiring the Securities for investment purposes only and without the view toward the further distribution of such Securities except pursuant to a registration statement that may be effective permitting the public offer or sale of such Securities, or pursuant to an exemption from registration under federal and applicable state laws. Purchaser agrees not to sell any of the Securities to a non-affiliate within the first year after execution of this Agreement. In the event Purchaser does attempt to offer or sell the Securities, Purchaser will do so only in accordance with the requirements of federal and applicable state laws and interpretations thereof.

      SECTION 6.6 RESTRICTIVE LEGENDS. Until such time, if ever, as a registration statement covering all of the Securities is filed and declared effective by the Securities and Exchange Commission, or the applicable holding periods under Rule 144 under the Securities Act expire, Purchaser understands that the certificates evidencing the Securities will bear a legend substantially in form provided under SECTION 6.1 of this Agreement.

      ARTICLE 7. MISCELLANEOUS

      SECTION 7.1 CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least a majority of the outstanding Restricted Securities. No other course of dealing between the Company and the holder of any Restricted Securities or any delay in exercising any rights hereunder or under the Certificate of Incorporation or Certificate of Designation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Restricted Securities held by the Company or any Subsidiaries shall not be deemed to be outstanding. If the Company pays any consideration to any holder of Restricted Securities for such holder's consent to any amendment, modification or waiver hereunder, the Company shall also pay each other holder granting its consent hereunder equivalent consideration computed on a pro rata basis. For purposes of calculating the requisite consent under this SECTION 7.1, a holder of a Warrant shall be entitled to that number of votes equal to the whole number of shares of Common Stock issuable upon exercise of the Warrant.

      SECTION 7.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this
Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by a Purchaser or on a Purchaser's behalf.

      SECTION 7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for Purchaser's benefit as a Purchaser or holder of Series C Preferred or Underlying Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Series C Preferred or such Underlying Common Stock.

      SECTION 7.4 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      SECTION 7.5 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

      SECTION 7.6 DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "INCLUDING" in this Agreement shall be by way of example rather than by limitation.

      SECTION 7.7 GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights and obligations of the Company and its stockholders. All other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

      SECTION 7.8 NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchasers at their addresses indicated on the Schedule of Purchasers:

         If to Company:                     NATIONAL LAMPOON, INC.
                                            10850 Wilshire Boulevard, Suite 1000
                                            Los Angeles, CA 90024
                                            Telephone No.: 310-474-5252
                                            Fax No.: 310-474-1219
                                            Attn.: Chief Executive Officer

         If to Lender:                      _______________________________
                                            _______________________________
                                            _______________________________
                                            _______________________________

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

      SECTION 7.9 UNDERSTANDING AMONG THE PURCHASERS. The determination of each Purchaser to purchase the Series C Preferred and Warrant pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser.

      SECTION 7.10 NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

SECTION 7.11 CONSENT TO SERIES B CHANGES.

            (a) In connection with the issuance of the Series C Stock, the Board of Directors of the Company has approved the amendment of, and has recommended and proposed to the stockholders of the Company that the Company amend, its Certificate of Incorporation by filing a Certificate of Amendment with the Secretary of State of Delaware, substantially in the form attached hereto as EXHIBIT G (the "SERIES B FILING"), for the purpose of amending the rights and privileges of the Series B Preferred. The Purchasers herby consent to and approve the amendment of the Company's Certificate of Incorporation by the making of such filing. The Purchasers also hereby consent to and approve the Company's taking of all corporate actions reasonably required to enable the Company to amend the rights and privileges of the Series B Preferred as provided in the Series B Filing.

            (b) In connection with the sale of the Company's Series B Preferred on or about May 17, 2002, the purchasers thereof were issued warrants to purchase shares of Common Stock (the "SERIES B WARRANTS"). The Board of Directors of the Company has authorized and approved the amendment of the Series B Warrants to extend the time for the exercise thereof to the expiration date for the exercise of the Warrants being issued to the fifth anniversary of the first sale of Series C Preferred Stock. The Purchasers hereby consent to the extension of the Series B Warrants and agree that no adjustment to the conversion price or number of shares with respect to the Series C Preferred or the exercise price or number of shares with respect to the Warrants shall result from such extension.

      SECTION 7.12 INTEGRATION. This Agreement, together with the related exhibits and the other agreements, documents, and instruments executed in connection with the foregoing, reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof..

ARTICLE 8. DEFINITIONS

      "CLOSING" means the consummation of the purchase and sale of one or more Series C Preferred and Warrants pursuant hereto on the date hereof.

      "RELATED AGREEMENTS" means the Series C Registration Agreement, the Certificate of Designations and the Warrants.

      "RESTRICTED SECURITIES" means (i) the Series C Preferred issued hereunder,
(ii) the Warrants issued pursuant to SECTION 1.3, (iii) the Common Stock issued upon conversion of Series C Preferred or upon exercise of the Warrants and (iv) any securities issued with respect to the securities referred to in clauses (i),
(ii) or (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or
(c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in SECTION 6.1 have been delivered by the Company in accordance with SECTION 4.2. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in SECTION 6.1.

      "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

      "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

      "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

      "SUBSIDIARY" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

      "UNDERLYING COMMON STOCK" means (i) the Common Stock issued or issuable upon conversion of the Series C Preferred or upon exercise of the Warrants and
(ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds Series C Preferred or Warrants shall be deemed to be the holder of the Underlying Common Stock obtainable upon conversion of the Series C Preferred or exercise of the Warrants regardless of any restriction or limitation on the conversion of the Series C Preferred or exercise of the Warrants, such Underlying Common Stock shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Underlying Common Stock hereunder. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or (c) repurchased by the Company or any Subsidiary.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                            "COMPANY"

                                            NATIONAL LAMPOON, INC.


                                            By: _______________________________
                                                Douglas S. Bennett
                                                Executive Vice President

                                            "PURCHASER"


                                            ___________________________________

                                LIST OF SCHEDULES

Schedule of Purchasers

Schedule of Loans (Durham)

Schedule of Loans (Laikin)

Schedule 5.5  Material Adverse Changes

Schedule 5.10 Options, Warrants, Etc.

Schedule 5.11 Registration Rights Previously Granted

Schedule 5.12 Intellectual Property

                             SCHEDULE OF PURCHASERS

                                                                    No. of Shares               Total Purchase
                                         No. of Shares             of Common Stock                 Price for
            Names and                     of Series C              Receivable Upon            Series C Preferred
            Addresses                      Preferred             Exercise of Warrant              and Warrant

Timothy S. Durham                         __________                 __________                  $__________*
Suite 4800
111 Monument Circle
Indianapolis IN 46204

Daniel S. Laikin                          __________                 __________                  $__________*
9920 Towne Road
Carmel IN  46032


                                          __________                 __________                   __________
TOTAL                                                                                          $

*Paid by the cancellation and conversion to Series C Preferred and warrants of the aggregate principal of and accrued interest on loans made by the Purchaser to the Company on the dates and in the amounts noted on the attached Schedule of Loans.

           [TO BE REVISED FROM TIME TO TIME TO ADD NAMES OF ADDITIONAL
                                  PURCHASERS]

                                SCHEDULE OF LOANS

                               (TIMOTHY S. DURHAM)

--------------------------------------------------------------------------------
     DATE                  AMOUNT      ACCRUED INTEREST       BALANCE CONVERTED
     ----                  ------      ----------------       -----------------
--------------------------------------------------------------------------------
                                                                          0.00
--------------------------------------------------------------------------------
    3/3/2003              75,000.00                                  75,000.00
--------------------------------------------------------------------------------
    3/5/2003              50,000.00                                 125,000.00
--------------------------------------------------------------------------------
   3/17/2003              98,000.00                                 223,000.00
--------------------------------------------------------------------------------
   4/30/2003              50,000.00                                 273,000.00
--------------------------------------------------------------------------------
    5/1/2003              39,000.00                                 312,000.00
--------------------------------------------------------------------------------
   5/15/2003              50,000.00                                 362,000.00
--------------------------------------------------------------------------------
   5/17/2003              39,000.00                                 401,000.00
--------------------------------------------------------------------------------
    7/2/2003              47,125.00                                 448,125.00
--------------------------------------------------------------------------------
   7/15/2003              41,500.00                                 489,625.00
--------------------------------------------------------------------------------
   7/21/2003               8,500.00                                 498,125.00
--------------------------------------------------------------------------------
    8/1/2003              55,000.00                                 553,125.00
--------------------------------------------------------------------------------
    8/5/2003              34,500.00                                 587,625.00
--------------------------------------------------------------------------------
   8/15/2003              78,000.00                                 665,625.00
--------------------------------------------------------------------------------
   8/20/2003              19,750.00                                 685,375.00
--------------------------------------------------------------------------------
   8/29/2003              18,794.81                                 704,169.81
--------------------------------------------------------------------------------
   8/29/2003             124,750.00                                 828,919.81
--------------------------------------------------------------------------------
   9/15/2003              60,000.00                                 888,919.81
--------------------------------------------------------------------------------
   9/23/2003              37,500.00                                 926,419.81
--------------------------------------------------------------------------------
   9/30/2003             115,250.00                               1,041,669.81
--------------------------------------------------------------------------------
   10/09/2003             31,500.00                               1,073,169.81
--------------------------------------------------------------------------------
   10/15/2003             44,500.00                               1,117,669.81
--------------------------------------------------------------------------------
   10/20/2003             43,000.00                               1,160,669.81
--------------------------------------------------------------------------------
   10/30/2003             85,750.00                               1,246,419.81
--------------------------------------------------------------------------------
   11/07/2003             32,750.00                               1,279,169.81
--------------------------------------------------------------------------------
   11/14/2003             44,000.00                               1,323,169.81
--------------------------------------------------------------------------------
   11/18/2003             54,000.00                               1,377,169.81
--------------------------------------------------------------------------------
   11/25/2003             78,650.00                               1,455,819.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   12/02/2003             33,250.00                               1,489,069.81
--------------------------------------------------------------------------------
   12/16/2003             85,000.00                               1,574,069.81
--------------------------------------------------------------------------------
   12/26/2003             58,750.00                               1,632,819.81
--------------------------------------------------------------------------------
   1/15/2004              81,000.00                               1,713,819.81
--------------------------------------------------------------------------------
   2/03/2004             155,000.00                               1,868,819.81
--------------------------------------------------------------------------------
   2/13/2004              80,000.00                               1,948,819.81
--------------------------------------------------------------------------------
   2/27/2004              87,100.00                               2,035,919.81
--------------------------------------------------------------------------------
   3/03/2004              13,500.00                               2,049,419.81
--------------------------------------------------------------------------------
   3/16/2004              27,351.50                               2,076,771.31
--------------------------------------------------------------------------------
                       2,076,771.31                               2,076,771.31
                       ============                               ============
--------------------------------------------------------------------------------

                                SCHEDULE OF LOANS

                               (DANIEL S. LAIKIN)

--------------------------------------------------------------------------------
       DATE                 AMOUNT     ACCRUED INTEREST   BALANCE CONVERTED
       ----                 ------     ----------------   -----------------
--------------------------------------------------------------------------------
                                                                       0.00
--------------------------------------------------------------------------------
     3/3/2003             75,000.00                               75,000.00
--------------------------------------------------------------------------------
     3/5/2003             50,000.00                              125,000.00
--------------------------------------------------------------------------------
     3/17/2003            98,000.00                              223,000.00
--------------------------------------------------------------------------------
     4/30/2003            50,000.00                              273,000.00
--------------------------------------------------------------------------------
     5/1/2003             39,000.00                              312,000.00
--------------------------------------------------------------------------------
     5/15/2003            50,000.00                              362,000.00
--------------------------------------------------------------------------------
     5/17/2003            39,000.00                              401,000.00
--------------------------------------------------------------------------------
     7/2/2003             47,125.00                              448,125.00
--------------------------------------------------------------------------------
     7/15/2003            41,500.00                              489,625.00
--------------------------------------------------------------------------------
     7/21/2003             8,500.00                              498,125.00
--------------------------------------------------------------------------------
     8/1/2003             55,000.00                              553,125.00
--------------------------------------------------------------------------------
     8/5/2003             34,500.00                              587,625.00
--------------------------------------------------------------------------------
     8/15/2003            78,000.00                              665,625.00
--------------------------------------------------------------------------------
     8/20/2003            19,750.00                              685,375.00
--------------------------------------------------------------------------------
     8/29/2003            18,794.81                              704,169.81
--------------------------------------------------------------------------------
     8/29/2003           124,750.00                              828,919.81
--------------------------------------------------------------------------------
     9/15/2003            60,000.00                              888,919.81
--------------------------------------------------------------------------------
     9/23/2003            37,500.00                              926,419.81
--------------------------------------------------------------------------------
     9/30/2003           115,250.00                            1,041,669.81
                         ----------                            ------------
--------------------------------------------------------------------------------
    10/09/2003            31,500.00                            1,073,169.81
--------------------------------------------------------------------------------
    10/15/2003            44,500.00                            1,117,669.81
--------------------------------------------------------------------------------
    10/20/2003            43,000.00                            1,160,669.81
--------------------------------------------------------------------------------
    10/30/2003            85,750.00                            1,246,419.81
--------------------------------------------------------------------------------
    11/07/2003            32,750.00                            1,279,169.81
--------------------------------------------------------------------------------
    11/14/2003            44,000.00                            1,323,169.81
--------------------------------------------------------------------------------
    11/18/2003            54,000.00                            1,377,169.81
--------------------------------------------------------------------------------
    11/25/2003            78,650.00                            1,455,819.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    12/02/2003            33,250.00                            1,489,069.81
--------------------------------------------------------------------------------
    12/16/2003            85,000.00                            1,574,069.81
--------------------------------------------------------------------------------
    12/26/2003            58,750.00                            1,632,819.81
--------------------------------------------------------------------------------
     1/15/2004            81,000.00                            1,713,819.81
--------------------------------------------------------------------------------
     2/03/2004           155,000.00                            1,868,819.81
--------------------------------------------------------------------------------
     2/13/2004            80,000.00                            1,948,819.81
--------------------------------------------------------------------------------
     2/27/2004            87,100.00                            2,035,919.81
--------------------------------------------------------------------------------
     3/03/2004            13,500.00                            2,049,419.81
--------------------------------------------------------------------------------
     3/10/2004           114,254.98                            2,163,674.79
--------------------------------------------------------------------------------
     3/16/2004            27,351.50                            2,191,026.29
--------------------------------------------------------------------------------
     3/19/2004            15,000.00                            2,206,026.29
--------------------------------------------------------------------------------
                       2,206,026.29                            2,206,026.29
                       ============                            ============
--------------------------------------------------------------------------------

                                  SCHEDULE 5.5

                            MATERIAL ADVERSE CHANGES

NONE

                                  SCHEDULE 5.10

                             OPTIONS, WARRANTS, ETC.

                                  SCHEDULE 5.11

                     REGISTRATION RIGHTS PREVIOUSLY GRANTED

                           JIMIRRO REGISTRATION RIGHTS

      National Lampoon, Inc. has granted registration rights to James P. Jimirro ("JIMIRRO") under the Jimirro Registration Rights Agreement dated May 17, 2002 (the "JIMIRRO AGREEMENT"). Pursuant to the Jimirro Agreement, National Lampoon has granted Jimirro two general demand registration rights and an unlimited number of "short-form" demand registration rights (i.e., Form S-2 or S-3 or comparable successor form). Except for the NLAG Registration Rights Agreement described below, the Jimirro Agreement prohibits the company from granting to any shareholder or prospective shareholder registration rights with respect to securities which are senior or pari passu to the rights granted under the Jimirro Agreement. The Jimirro Agreement also provides piggyback registrations rights. In a registered sale of securities by National Lampoon, the Jimirro securities are second in priority together with the NLAG securities, behind only securities of the Company. In a sale of securities by NLAG pursuant to demand registration rights, the Jimirro securities are second in priority behind only the securities of NLAG.

                            NLAG REGISTRATION RIGHTS

      National Lampoon has also granted registration rights to the NLAG shareholders ("NLAG") under the NLAG Registration Rights Agreement dated May 17, 2002 (the "NLAG AGREEMENT"). Pursuant to the NLAG Agreement, National Lampoon has granted the NLAG shareholders two general demand registration rights and an unlimited number of "short-form" demand registration rights (i.e., Form S-2 or S-3 or comparable successor form). Except for the Jimirro Registration Rights Agreement, the NLAG Agreement prohibits the company from granting to any shareholder or prospective shareholder registration rights with respect to securities which are senior or pari passu to the rights granted under the NLAG Agreement. The NAG Agreement also provides piggyback registrations rights. In a registered sale of securities by National Lampoon, the NLAG securities are second in priority together with the Jimirro securities, behind only securities of the Company. In a sale of securities by Jimirro pursuant to demand registration rights, the NLAG securities are second in priority behind only the securities of Jimirro.

                        CONSTELLATION REGISTRATION RIGHTS

      National Lampoon has also granted piggyback registration rights to Constellation Venture Capital LP under the Piggyback Registration Rights Agreement among the Company and Constellation Venture Capital LP dated September 3, 2002 (the "CONSTELLATION AGREEMENT"). The Constellation piggyback registration rights come behind securities National Lampoon proposes to sell and behind the Jimirro securities and the NLAG securities. The Constellation securities participate with pari passu registerable securities.

                          VANDEMAN REGISTRATION RIGHTS

      Pursuant to a Warrant for the Purchase of 50,000 Shares of Common Stock, National Lampoon has granted to George Vandeman and his assigns piggyback registration rights. The Vandeman securities participate with other securities with similar registration rights.

                                  SCHEDULE 5.12

                              INTELLECTUAL PROPERTY

                             NATIONAL LAMPOON, INC.

               SCHEDULE OF REGISTERED INTELLECTUAL PROPERTY RIGHTS

1.    Federal Patent Registrations and Applications:

      None.

2.    Federal Copyright Registrations:

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
Heidi Miller's body sculpting            National  Lampoon,  Inc. with a         PA-386-058            08/15/1988
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
How to have a moneymaking garage sale    National  Lampoon,  Inc. with a         PA-387-814            08/15/1988
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Smart cookies don't crumble              National  Lampoon,  Inc. with a         PA-388-027            08/15/1988
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Chef Paul Prudhomme's Louisiana kitchen  National  Lampoon,  Inc. with a         PA-388-030            08/15/1988
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Franco Columbu's Superset shape-up       National  Lampoon,  Inc. with a         PA-388-031            08/15/1988
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Tracy Scoggins' Tough stuff              National  Lampoon,  Inc. with a         PA-410-491            08/15/1988
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
Teen Steam                               National  Lampoon,  Inc. with a         PA-411-068            08/15/1988
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Ball talk:  baseball's voices of summer  National  Lampoon,  Inc. with a         PA-418-830            04/25/1989
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Stand-up Reagan                          National  Lampoon,  Inc. with a         PA-418-867            04/25/1989
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Debby Boone's Hug-a-long songs           National  Lampoon,  Inc. with a         PA-455-172            02/19/1989
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Cybercops:  episode 1.                   National  Lampoon,  Inc. with a        PA-1-000-987           08/02/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Gunnerville High.                        National  Lampoon,  Inc. with a        PA-1-003-663           08/02/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Ain't no time.                           National  Lampoon,  Inc. with a       PAu-1-742-811           02/25/1993
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Rainbow TV: the all-inclusive network.   National  Lampoon,  Inc. with a         SR-276-732            01/20/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
Gunnerville High School.                 National  Lampoon,  Inc. with a         SR-276-734            01/20/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Editor's rant.                           National  Lampoon,  Inc. with a         SR-276-735            01/20/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Apocalyptic Al.                          National  Lampoon,  Inc. with a         SR-276-746            01/20/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Or we'll shoot this dog.                 National  Lampoon,  Inc. with a         SR-276-747            01/20/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Jenni.cam                                National  Lampoon,  Inc. with a         SR-276-748            01/20/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
NLBS.                                    National  Lampoon,  Inc. with a         SR-276-750            01/20/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Fantasy loser's league.                  National  Lampoon,  Inc. with a         SR-276-751            01/20/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National  Lampoon  totally  true facts:  National  Lampoon,  Inc. with a        TX-3-984-295           12/12/1994
a   brand-new   collection   of  absurd  security   interest   held   by
but-true real-life funny stuff           James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National    Lampoon's   truly   twisted  National  Lampoon,  Inc. with a        TX-4-051-392           11/02/1995
cartoons:  if it's  tasteless,  it's in  security   interest   held   by
here                                     James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

National  Lampoon  presents true facts:  National  Lampoon,  Inc. with a        TX-4-171-211           12/22/1995
the    big    book:    the    complete,  security   interest   held   by
unexpurgated  assembly of amazing  ads,  James P. Jimirro
stupefying    signs,    weird   wedding
announcements,         and        other
absurd-but-true  samples  of  real-life
funny stuff
----------------------------------------------------------------------------------------------------------------------
National Lampoon's white bread snaps.    National  Lampoon,  Inc. with a        TX-4-254-012           10/17/1995
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National   lampoon  virtual   candidate  National  Lampoon,  Inc. with a        TX-5-054-405           02/10/2000
2000.                                    security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Trash tattoo.                            National  Lampoon,  Inc. with a        TX-5-067-799           02/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Smash & grab.                            National  Lampoon,  Inc. with a        TX-5-357-156           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Jenni.cam.                               National  Lampoon,  Inc. with a        TX-5-357-157           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
News on the march.                       National  Lampoon,  Inc. with a        TX-5-357-158           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Virtual candidate 2000.                  National  Lampoon,  Inc. with a        VA-1-021-500           02/10/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Enter this site or we'll shoot this dog  National  Lampoon,  Inc. with a        VA-1-058-221           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Gunnerville High School.                 National  Lampoon,  Inc. with a        VA-1-058-222           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Flashbacks.                              National  Lampoon,  Inc. with a        VA-1-058-223           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Editor's rant.                           National  Lampoon,  Inc. with a        VA-1-058-224           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Apocalyptic Al                           National  Lampoon,  Inc. with a        VA-1-058-225           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Adelphian Lodge.                         National  Lampoon,  Inc. with a        VA-1-058-226           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
Stick it to em.                          National  Lampoon,  Inc. with a        VA-1-058-227           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Jenni.cam                                National  Lampoon,  Inc. with a        VA-1-058-228           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Rainbow TV - the all-inclusive network.  National  Lampoon,  Inc. with a        VA-1-058-229           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Worldwide waste of time.                 National  Lampoon,  Inc. with a        VA-1-058-230           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Voyercam.                                National  Lampoon,  Inc. with a        VA-1-058-231           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Trash tattoo.                            National  Lampoon,  Inc. with a        VA-1-058-232           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Cybercops.                               National  Lampoon,  Inc. with a        VA-1-058-233           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Gunnerville High School.                 National  Lampoon,  Inc. with a        VA-1-058-234           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
NLBS.                                    National  Lampoon,  Inc. with a        VA-1-058-235           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Fantasy Loser's League.                  National  Lampoon,  Inc. with a        VA-1-058-236           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Smash & grab.                            National  Lampoon,  Inc. with a        VA-1-058-237           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
The dregs                                National  Lampoon,  Inc. with a        TX 5-092-744           01/28/2000
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a         B: 578989
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 581764
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 594460
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 596546
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 606623
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 611489
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 624921
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 618430
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 633959
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 633958
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 639914
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 668972
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 668973
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 668974
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 668975
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 674274
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 688090
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 688714
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 697369
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 709177
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 711551
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 717768
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 725263
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 735998
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 740465
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 745276
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 757418
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 758587
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 767782
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 773307
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 782489
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 785901
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 801588
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 803007
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 809087
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 818221
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 825730
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 834403
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 837511
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 848924
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 855812
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 860635
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 871008
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 874933
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 884387
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 891302
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 902787
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 918610
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 918611
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 925057
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 935241
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 937733
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 958315
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 958316
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 971823
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 973535
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 984166
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 988340
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 996475
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a           B 4297
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 12808
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 21720
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 25065
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 33125
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 40529
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 48703
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 57325
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 64185
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 74832
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 81754
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 85384
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 137088
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 156295
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 152103
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 156296
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 164353
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 170216
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 177760
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 233599
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 248569
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 248570
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 265694
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 273054
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a          B 281437
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon.  The Best of Number 4  National  Lampoon,  Inc. with a          B 907480
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
The Best of National Lampoon No. 1       National  Lampoon,  Inc. with a          A 336334
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
The Best of National Lampoon No. 3       National  Lampoon,  Inc. with a          A 423189
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Letters  From the  Editor  of  National  National  Lampoon,  Inc. with a          A 420415
lampoon                                  security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National   Lampoon:    This   Side   of  National  Lampoon,  Inc. with a          A 532080
Parodies                                 security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Would You By a Used Car From This Man?   National  Lampoon,  Inc. with a          A 317995
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon:  a Dirty Book          National  Lampoon,  Inc. with a          A 728026
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Art Poster Book                          National  Lampoon,  Inc. with a          A 694476
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon:  The Best of No. 6     National  Lampoon,  Inc. with a          A 764189
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National  Lampoon  Presents  the  Naked  National  Lampoon,  Inc. with a          A 854544
and the Nude                             security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National    Lampoon,    the   Paperback  National  Lampoon,  Inc. with a          A 578840
Conspiracy                               security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National  Lampoon:  the Best of  Number  National  Lampoon,  Inc. with a          A 529031
4, Vol. 1, No. 5                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National   Lampoon:   The   Gentleman's  National  Lampoon,  Inc. with a          A 681033
Bathroom Companion                       security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
The 199th Birthday Book                  National  Lampoon,  Inc. with a          A 741350
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
The Job of Sex:  A  Workingman's  Guide  National  Lampoon,  Inc. with a          A 550712
to Productive Lovemaking                 security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Missing White House Tapes;  Impeachment  National  Lampoon,  Inc. with a          DU 89349            01/30/1974
Day Ceremonies Script                    security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National   Lampoon   1964  High  School  National  Lampoon,  Inc. with a          A 541513
Yearbook Parody                          security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National   Lampoon   Presents   the  Up  National  Lampoon,  Inc. with a          A 828588
Yourself Book                            security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
The  Breast  of  National  Lampoon;   a  National  Lampoon,  Inc. with a          A 377706
Collection of Sexual Humor               security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon Comics                  National Lampoon, Inc.                   A 572874
----------------------------------------------------------------------------------------------------------------------

The National  Lampoon  Encyclopedia  of  National  Lampoon,  Inc. with a          A 479368
Humor                                    security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon comedy playoffs.        National  Lampoon,  Inc. with a       PAu-1-434-923          09/20/1990
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon, another dirty book     National  Lampoon,  Inc. with a         TX-232-406           03/29/1979
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National   Lampoon   Sunday   newspaper  National  Lampoon,  Inc. with a         TX-347-662           08/31/1979
parody                                   security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National  Lampoon,  slightly  higher in  National  Lampoon,  Inc. with a         TX-365-426           11/07/1979
Canada:  an  unassuming   anthology  of  security   interest   held   by
Canadian-type  material  from the pages  James P. Jimirro
of the National Lampoon
----------------------------------------------------------------------------------------------------------------------
The  Iron  on  book:  sixteen  original  National  Lampoon,  Inc. with a         TX-379-403           08/31/1979
designs for your chest                   security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
The  National  Lampoon's  Animal  house  National  Lampoon,  Inc. with a         TX-384-974           11/19/1979
book                                     security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National  Lampoon's  Cartoons  even  we  National  Lampoon,  Inc. with a         TX-396-473           11/05/1979
wouldn't  dare print:  a collection  of  security   interest   held   by
thoroughly reprehensible cartoons        James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Jeff Greenfield's Book of books          National  Lampoon,  Inc. with a         TX-402-260           11/16/1979
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National  Lampoon's  tenth  anniversary  National  Lampoon,  Inc. with a         TX-540-642           03/25/1980
anthology                                security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon foto funnies            National  Lampoon,  Inc. with a         TX-544-611           07/08/1980
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon true facts              National  Lampoon,  Inc. with a         TX-808-981           12/03/1981
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
Hitler's favorite cartoons               National  Lampoon,  Inc. with a         TX-907-682           04/21/1982
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National   Lampoon  peekers  and  other  National  Lampoon,  Inc. with a         TX-945-741           06/23/1982
true facts                               security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National  Lampoon son of cartoons  even  National  Lampoon,  Inc. with a        TX-1-622-171          07/25/1985
we wouldn't dare print II:  a sequel     security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon dirty joke book         National  Lampoon,  Inc. with a        TX-1-797-519          04/15/1986
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National   Lampoon   true   facts  1991  National  Lampoon,  Inc. with a        TX-2-906-982          08/07/1990
calendar                                 security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National  Lampoon  presents true facts:  National  Lampoon,  Inc. with a        TX-3-159-281          04/26/1991
the book                                 security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National   Lampoon   true   facts  1992  National  Lampoon,  Inc. with a        TX-3-223-950          09/12/1991
calendar                                 security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National  Lampoon  presents  More  true  National  Lampoon,  Inc. with a        TX-3-273-518          03/17/1992
facts:   an   all-new   collection   of  security   interest   held   by
absurd-but-true real-life funny stuff    James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National   Lampoon's   Truly  tasteless  National  Lampoon,  Inc. with a        TX-3-462-011          10/23/1992
cartoons:  the best of the worst         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
That's  sick:  The  National  lampoon's  National  Lampoon,  Inc. with a        TX-3-799-435          04/14/1994
rudest and crudest cartoons              security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a         TX 244-608           03/14/1979
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 244-607           03/14/1979
                                                                                --------------------------------------

                                                                                 TX 244-606           03/14/1979
                                         -----------------------------------------------------------------------------

                                                                                 TX 244-605           03/14/1979
                                                                                --------------------------------------

                                                                                 TX 244-604           03/14/1979
                                                                                --------------------------------------

                                                                                 TX 244-603           03/14/1979
                                                                                --------------------------------------

                                                                                 TX 244-600           03/14/1979
                                                                                --------------------------------------

                                                                                 TX 244-601           03/14/1979
                                                                                --------------------------------------

                                                                                 TX 244-602           03/14/1979
----------------------------------------------------------------------------------------------------------------------

National Lampoon                         National  Lampoon,  Inc. with a         TX 347-663           03/14/1979
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 347-668           03/14/1979
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                 TX 347-672           03/14/1979
                                                                                --------------------------------------

                                                                                 TX 347-669           05/03/1979
                                                                                --------------------------------------

                                                                                 TX 347-667           05/03/1979
                                                                                --------------------------------------

                                                                                 TX 347-666           05/01/1979
                                                                                --------------------------------------

                                                                                 TX 347-673           05/01/1979
                                                                                --------------------------------------

                                                                                 TX 347-674           05/01/1979
                                                                                --------------------------------------

                                                                                 TX 347-664           09/04/1979
                                                                                --------------------------------------

                                                                                 TX 347-665           09/04/1979
                                                                                --------------------------------------

                                                                                 TX 347-670           09/05/1979
                                                                                --------------------------------------

                                                                                 TX 347-671           09/05/1979
                                                                                --------------------------------------

                                                                                 TX 360-828           10/19/1979
                                                                                --------------------------------------

                                                                                 TX 360-829           10/19/1979
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a         TX 418-860           12/14/1979
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 418-861           02/21/1980
                                         -----------------------------------------------------------------------------

                                                                                 TX 418-862           02/21/1980
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                 TX 424-859           02/21/1980
                                                                                --------------------------------------

                                                                                 TX 483-274           03/24/1980
                                                                                --------------------------------------

                                                                                 TX 486-569           05/29/1980
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a         TX 509-660           04/21/1980
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 521-123           07/07/1980
                                                                                --------------------------------------

                                                                                 TX 518-472           07/28/1980
                                                                                --------------------------------------

                                                                                 TX 537-416           09/08/1980
                                                                                --------------------------------------

                                                                                 TX 592-060           12/05/1980
                                                                                --------------------------------------

                                                                                 TX 581-606           11/10/1980
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a         TX 644-795           12/01/1980
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 644-828           01/05/1981
                                                                                --------------------------------------

                                                                                 TX 675-911           04/23/1981
                                                                                --------------------------------------

                                                                                 TX 644-829           01/26/1981
                                                                                --------------------------------------

                                                                                 TX 671-101           03/03/1981
                                                                                --------------------------------------

                                                                                 TX 675-910           03/30/1981
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                 TX 689-192           05/01/1981
                                                                                --------------------------------------

                                                                                 TX 706-321           05/22/1981
                                                                                --------------------------------------

                                                                                 TX 718-965           06/25/1981
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a         TX 740-533           07/27/1981
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 750-923           08/24/1981
                                                                                --------------------------------------

                                                                                 TX 775-880           09/28/1981
                                         -----------------------------------------------------------------------------

                                                                                 TX 789-928           10/23/1981
                                                                                --------------------------------------

                                                                                 TX 823-506           12/30/1981
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a         TX 871-131           01/21/1982
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 854-039           02/26/1982
                                                                                --------------------------------------

                                                                                 TX 879-048           03/31/1982
                                                                                --------------------------------------

                                                                                 TX 895-622           04/21/1982
                                                                                --------------------------------------

                                                                                 TX 916-440           05/24/1982
                                                                                --------------------------------------

                                                                                 TX 923-569           06/23/1982
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a         TX 808-982           11/27/1981
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                 TX 938-965           07/26/1982
                                                                                --------------------------------------

                                                                                 TX 973-106           08/25/1982
                                                                                --------------------------------------

                                                                                TX 1-004-476          09/27/1982
                                                                                --------------------------------------

                                                                                TX 1-004-477          10/25/1982
                                                                                --------------------------------------

                                                                                TX 1-011-809          11/26/1982
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 1-054-013          12/27/1982
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-053-080          01/28/1983
                                                                                --------------------------------------

                                                                                TX 1-062-587          03/01/1983
                                                                                --------------------------------------

                                                                                TX 1-089-298          04/05/1983
                                                                                --------------------------------------

                                                                                TX 1-106-578          04/25/1983
                                                                                --------------------------------------

                                                                                TX 1-119-853          05/27/1983
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 1-190-353          06/24/1983
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-194-913          07/25/1983
                                                                                --------------------------------------

                                                                                TX 1-193-077          08/25/1983
                                                                                --------------------------------------

                                                                                TX 1-204-103          10/03/1983
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                TX 1-230-792          10/31/1983
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 1-251-409          12/09/1983
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-272-725          01/06/1984
                                                                                --------------------------------------

                                                                                TX 1-275-407          01/30/1984
                                                                                --------------------------------------

                                                                                TX 1-303-745          03/05/1984
                                                                                --------------------------------------

                                                                                TX 1-326-005          03/29/1984
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 1-349-455          04/26/1984
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-352-688          05/29/1984
                                                                                --------------------------------------

                                                                                TX 1-383-533          06/28/1984
                                                                                --------------------------------------

                                                                                TX 1-394-294          07/26/1984
                                                                                --------------------------------------

                                                                                TX 1-408-020          08/24/1984
                                                                                --------------------------------------

                                                                                TX 1-425-928          09/26/1984
                                                                                --------------------------------------

                                                                                TX 1-456-819          10/29/1984
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 1-476-774          11/26/1984
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-497-995          01/14/1985
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                TX 1-515-582          01/29/1985
                                                                                --------------------------------------

                                                                                TX 1-527-380          03/12/1985
                                                                                --------------------------------------

                                                                                TX 1-553-740          04/03/1985
                                                                                --------------------------------------

                                                                                TX 1-566-445          05/02/1985
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 1-582-633          05/29/1985
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-617-807          06/25/1985
                                                                                --------------------------------------

                                                                                TX 1-634-940          07/29/1985
                                                                                --------------------------------------

                                                                                TX 1-658-436          08/28/1985
                                                                                --------------------------------------

                                                                                TX 1-662-714          09/20/1985
                                                                                --------------------------------------

                                                                                TX 1-688-882          10/28/1985
                                                                                --------------------------------------

                                                                                TX 1-702-932          12/02/1985
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 1-723-939          12/23/1985
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-744-842          01/27/1986
                                                                                --------------------------------------

                                                                                TX 1-791-363          02/26/1986
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                TX 1-794-559          04/07/1986
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 1-858-428          05/27/1986
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-841-564          06/09/1986
                                                                                --------------------------------------

                                                                                TX 1-885-884          08/13/1986
                                                                                --------------------------------------

                                                                                TX 1-890-213          08/13/1986
                                                                                --------------------------------------

                                                                                TX 1-919-800          09/22/1986
                                                                                --------------------------------------

                                                                                TX 1-936-540          10/20/1986
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 2-001-853          12/30/1986
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 2-142-606          09/21/1987
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 2-165-789          10/07/1987
                                                                                --------------------------------------

                                                                                TX 2-171-738          10/28/1987
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 2-280-402          04/11/1988
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 2-280-401          04/11/1988
                                                                                --------------------------------------

                                                                                TX 2-215-857          12/21/1987
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                TX 2-218-600          12/24/1987
                                                                                --------------------------------------

                                                                                TX 2-246-544          02/18/1988
                                                                                --------------------------------------

                                                                                TX 2-299-669          04/18/1988
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 2-368-614          03/25/1988
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 2-368-620          03/25/1988
                                                                                --------------------------------------

                                                                                TX 2-336-235          06/13/1988
                                                                                --------------------------------------

                                                                                TX 2-376-066          08/22/1988
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 2-502-608          02/24/1989
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 2-526-863          11/02/1988
                                                                                --------------------------------------

                                                                                TX 2-466-526          12/23/1988
                                                                                --------------------------------------

                                                                                TX 2-465-327          12/23/1988
                                                                                --------------------------------------

                                                                                TX 2-499-560          02/23/1989
                                                                                --------------------------------------

                                                                                TX 2-528-082          04/14/1989
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 2-579-005          06/14/1989
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 2-620-993          08/18/1989
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                TX 2-670-005          10/27/1989
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 2-708-426          12/29/1989
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 2-811-501          04/23/1990
                                                                                --------------------------------------

                                                                                TX 2-811-500          04/23/1990
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 2-858-033          07/17/1990
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 2-878-499          08/24/1990
                                                                                --------------------------------------

                                                                                TX 2-924-929          10/30/1990
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 3-032-465          04/03/1991
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 3-032-466          04/03/1991
                                                                                --------------------------------------

                                                                                TX 3-034-811          04/03/1991
----------------------------------------------------------------------------------------------------------------------
National Lampoon                         National  Lampoon,  Inc. with a        TX 3-097-183          05/01/1991
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 3-128-004          08/27/1991
                                                                                --------------------------------------

                                                                                TX 3-132-814          08/21/1991
                                                                                --------------------------------------

                                                                                TX 3-136-111          08/28/1991
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
National Lampoon best of number . . .    National  Lampoon,  Inc. with a         TX 347-661           08/31/1979
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon best of number . . .    National  Lampoon,  Inc. with a         TX 418-992           08/31/1979
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National Lampoon best of number . . .    National  Lampoon,  Inc. with a         TX 810-136           12/10/1981
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Gentleman's bathroom companion . . .     National  Lampoon,  Inc. with a         TX 418-991           08/31/1979
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
National  Lampoon  .  .  .  anniversary  National  Lampoon,  Inc. with a         TX 521-124           06/19/1980
anthology                                security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 580-087           11/06/1980
----------------------------------------------------------------------------------------------------------------------

National  Lampoon  All-new true facts .  National  Lampoon,  Inc. with a        TX 1-937-589          10/21/1986
.. .                                      security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
The National Lampoon Treasury of Humor   National  Lampoon,  Inc. with a        TX 3-243-157          02/12/1992
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
That's  sick:  The  National  Lampoon's  National  Lampoon,  Inc. with a        TX 3-799-435          04/14/1994
rudest and crudest cartoons              security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a         TX 141-752           03/10/1978
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                 TX 141-751           03/10/1978
                                                                                --------------------------------------

                                                                                 TX 141-750           03/10/1978
                                                                                --------------------------------------

                                                                                 TX 113-307           08/01/1978
                                                                                --------------------------------------

                                                                                 TX 117-728           09/28/1978
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a         TX 230-188           07/03/1978
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 230-189           07/03/1978
                                                                                --------------------------------------

                                                                                 TX 230-190           07/03/1978
                                                                                --------------------------------------

                                                                                 TX 230-191           07/03/1978
                                                                                --------------------------------------

                                                                                 TX 212-254           08/30/1978
                                                                                --------------------------------------

                                                                                 TX-212-253           11/15/1978
                                                                                --------------------------------------

                                                                                 TX-240-977           05/04/1979
                                                                                --------------------------------------

                                                                                 TX 263-685           02/01/1979
                                                                                --------------------------------------

                                                                                 TX-254-991           02/08/1979
                                                                                --------------------------------------

                                                                                 TX 277-479           07/03/1979
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a         TX 307-041           05/04/1979
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                 TX 330-366           09/14/1979
                                                                                --------------------------------------

                                                                                 TX 288-211           05/15/1979
                                                                                --------------------------------------

                                                                                 TX 342-498           10/05/1979
                                                                                --------------------------------------

                                                                                 TX 342-499           10/05/1979
                                                                                --------------------------------------

                                                                                 TX 315-700           08/15/1979
                                                                                --------------------------------------

                                                                                 TX 321-276           09/04/1979
                                                                                --------------------------------------

                                                                                 TX 345-419           10/05/1979
                                                                                --------------------------------------

                                                                                 TX 362-170           11/05/1979
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a         TX 461-212           11/19/1979
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 403-640           01/10/1980
                                                                                --------------------------------------

                                                                                 TX 444-814           03/25/1980
                                                                                --------------------------------------

                                                                                 TX 461-213           03/24/1980
                                                                                --------------------------------------

                                                                                 TX 444-813           03/25/1980
                                                                                --------------------------------------

                                                                                 TX 463-862           04/21/1980
                                                                                --------------------------------------

                                                                                 TX 474-389           05/19/1980
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a         TX 510-133           06/19/1980
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX-529-905           08/11/1980
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a         TX 628-621           10/31/1980
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 628-620           10/31/1980
                                                                                --------------------------------------

                                                                                 TX 628-619           10/31/1980
                                                                                --------------------------------------

                                                                                 TX 716-913           04/03/1981
                                                                                --------------------------------------

                                                                                 TX 716-914           04/03/1981
                                                                                --------------------------------------

                                                                                 TX 716-912           04/03/1981
                                                                                --------------------------------------

                                                                                 TX 705-631           04/01/1981
                                                                                --------------------------------------

                                                                                 TX 720-512           06/19/1981
                                                                                --------------------------------------

                                                                                 TX 718-850           06/18/1981
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a         TX 744-974           04/01/1981
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 752-833           07/28/1981
                                                                                --------------------------------------

                                                                                 TX 760-062           09/08/1981
                                                                                --------------------------------------

                                                                                 TX 772-506           09/28/1981
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                 TX 808-343           11/23/1981
                                                                                --------------------------------------

                                                                                 TX 803-073           11/23/1981
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a         TX 826-660           12/17/1981
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 844-264           01/27/1982
                                                                                --------------------------------------

                                                                                 TX 853-885           02/16/1982
                                                                                --------------------------------------

                                                                                 TX 888-162           04/12/1982
                                                                                --------------------------------------

                                                                                 TX 905-724           05/13/1982
                                                                                --------------------------------------

                                                                                 TX 921-984           06/17/1982
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a         TX 956-852           08/09/1982
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                 TX 965-368           09/08/1982
                                                                                --------------------------------------

                                                                                 TX 961-553           08/26/1982
                                                                                --------------------------------------

                                                                                 TX 980-776           09/23/1982
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a        TX 1-074-929          10/15/1982
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-116-447          05/19/1983
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                TX 1-051-494          01/21/1983
                                                                                --------------------------------------

                                                                                TX 1-124-575          05/19/1983
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a        TX 1-136-605          11/16/1982
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-143-785          02/14/1983
                                                                                --------------------------------------

                                                                                TX 1-133-247          04/25/1983
                                                                                --------------------------------------

                                                                                TX 1-133-248          04/25/1983
                                                                                --------------------------------------

                                                                                TX 1-167-089          07/19/1983
                                                                                --------------------------------------

                                                                                TX 1-162-199          07/18/1983
                                                                                --------------------------------------

                                                                                TX 1-203-083          09/23/1983
                                                                                --------------------------------------

                                                                                TX 1-203-088          09/23/1983
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a        TX 1-256-837          12/07/1983
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-249-255          12/05/1983
                                                                                --------------------------------------

                                                                                TX 1-281-944          02/03/1984
                                                                                --------------------------------------

                                                                                TX 1-284-550          02/03/1984
                                                                                --------------------------------------

                                                                                TX 1-299-064          02/03/1984
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a        TX 1-395-577          05/21/1984
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-352-273          05/21/1984
                                                                                --------------------------------------

                                                                                TX 1-352-250          05/21/1984
                                                                                --------------------------------------

                                                                                TX 1-392-501          07/20/1984
                                                                                --------------------------------------

                                                                                TX 1-433-721          09/24/1984
                                                                                --------------------------------------

                                                                                TX 1-398-583          07/20/1984
                                                                                --------------------------------------

                                                                                TX 1-451-520          10/12/1984
                                                                                --------------------------------------

                                                                                TX 1-446-273          10/12/1984
                                                                                --------------------------------------

                                                                                TX 1-451-513          10/15/1984
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a        TX 1-560-747          04/25/1985
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
                                                                                TX 1-571-973          04/25/1985
----------------------------------------------------------------------------------------------------------------------

                                                                                TX 1-566-298          04/25/1985
----------------------------------------------------------------------------------------------------------------------

                                                                                TX 1-566-297          04/25/1985
----------------------------------------------------------------------------------------------------------------------

                                                                                TX 1-562-352          04/25/1985
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a        TX 1-624-872          07/12/1985
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a        TX 1-948-492          11/28/1986
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-948-493          11/28/1986
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a        TX 1-954-688          12/03/1986
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 1-954-653          12/03/1986
                                                                                --------------------------------------

                                                                                TX 1-986-533          12/03/1986
                                                                                --------------------------------------

                                                                                TX 1-986-532          12/03/1986
                                                                                --------------------------------------

                                                                                TX 1-954-150          12/01/1986
                                                                                --------------------------------------

                                                                                TX 1-954-149          12/01/1986
                                                                                --------------------------------------

                                                                                TX 1-964-852          12/15/1986
                                                                                --------------------------------------

                                                                                TX 1-964-855          12/16/1986
                                                                                --------------------------------------

                                                                                TX 1-964-853          12/15/1986
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a        TX 2-130-268          08/19/1987
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 2-136-702          08/19/1987
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                TX 2-134-966          08/19/1987
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a        TX 2-879-177          08/06/1990
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 2-882-592          08/06/1990
                                                                                --------------------------------------

                                                                                TX 2-879-582          08/06/1990
                                                                                --------------------------------------

                                                                                TX 2-938-906          09/26/1990
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a         TX 19-219            03/09/1978
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 3-020-452          01/23/1991
                                                                                --------------------------------------

                                                                                TX 2-988-990          01/23/1991
                                                                                --------------------------------------

                                                                                TX 3-041-468          01/23/1991
                                                                                --------------------------------------

                                                                                TX 3-041-467          01/23/1991
                                                                                --------------------------------------

                                                                                TX 3-003-884          01/23/1991
                                                                                --------------------------------------

                                                                                TX 2-995-258          01/23/1991
                                                                                --------------------------------------

                                                                                TX 3-020-454          01/23/1991
                                                                                --------------------------------------

                                                                                TX 3-020-453          01/23/1991
                                                                                --------------------------------------

                                                                                TX 3-055-982          02/12/1991
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                 TITLE                              CLAIMANT                      REG. NO.             REG. DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                TX 3-003-108          02/12/1991
                                                                                --------------------------------------

                                                                                TX 3-064-954          05/20/1991
----------------------------------------------------------------------------------------------------------------------
Heavy Metal                              National  Lampoon,  Inc. with a        TX 3-087-955          06/05/1991
                                         security   interest   held   by
                                         James P. Jimirro
                                                                                --------------------------------------
                                                                                TX 3-137-047          09/05/1991
                                                                                --------------------------------------

                                                                                TX 3-162-297          09/30/1991
----------------------------------------------------------------------------------------------------------------------
The Best Of Heavy Metal                  National  Lampoon,  Inc. with a        TX 2-134-970          08/19/1987
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
My bod is for God                        National  Lampoon,  Inc. with a        PAu-424-054           07/29/1982
                                         security   interest   held   by
                                         James P. Jimirro
----------------------------------------------------------------------------------------------------------------------
Apocalypso now                           National  Lampoon,  Inc. with a        PAu-424-055           07/29/1982
                                         security   interest   held   by
                                         James P. Jimirro

3.    Federal Trademark and Service Mark Registrations:

----------------------------------------------------------------------------------------------------------------------
     TRADEMARK/SERVICE          REGISTRANT         DESCRIPTION OF          REGISTRATION NO.       REGISTRATION DATE
            MARK                                   GOODS/SERVICES

----------------------------------------------------------------------------------------------------------------------
NATIONAL LAMPOON              National         Magazine             in         907,211               02/02/1971
                              Lampoon,   Inc.  International Class 16
                              with          a
                              security
                              interest   held
                              by   James   P.
                              Jimirro

                              National

                              Lampoon,   Inc.  Burly      Bear     and
NATIONAL                      with          a  National        Lampoon
                              security         Networks shows
LAMPOON                       interest   held
                              by   James   P.
                              Jimirro

----------------------------------------------------------------------------------------------------------------------

4.    Internet domain name registrations:

      nationallampoon.com -- registered by J2 Communications

      nationalampoon.com -- registered by J2 Communications

                                LIST OF EXHIBITS

Exhibit A        Certificate of Designations (Series C)


Exhibit B        Form of Common Stock Purchase Warrant

Exhibit C        Series C Registration Agreement

Exhibit D        Series C Voting Agreement

Exhibit E        Second Amendment to Voting Agreement

Exhibit F        Consent of Series B Holders

Exhibit G        Certificate of Amendment